Prudential Investment Portfolios 17

Prudential Total Return Bond Fund

Supplement dated March 5, 2014 to the Currently Effective Prospectus and Statement of Additional Information

Effective immediately, Gregory Peters joins Michael J. Collins, CFA, Robert Tipp, CFA, Kay T. Willcox, and Richard Piccirillo as a portfolio manager for the Fund. To reflect this change, the Fund’s Prospectus and Statement of Additional Information (“SAI”) are hereby changed as follows:

I.	In the section of the Prospectus entitled Fund Summary—Management of the Fund, the following is hereby added to the table found in this section:
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Gregory Peters	Managing Director and Senior Investment Officer	March 2014

II.	In the section of the Prospectus entitled How the Fund is Managed—Portfolio Managers, the following professional biography for Mr. Peters is hereby added:

Gregory Peters is a Managing Director and Senior Investment Officer of Prudential Fixed Income. He is also senior portfolio manager for Core, Long Government/Credit, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining Prudential Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies. Also recently recognized as Business Insider's Top Analysts and Top Analyst's to Watch by CEO World. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University.  He is also a member of the Fixed Income Analyst Society and the Bond Market Association.

III.	In the section of the SAI entitled Management & Advisory Arrangements/Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities, the following is hereby added to the table:

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Gregory Peters	0/$0	0/$0	0/$0	None

LR568